LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
LOSS PER SHARE
LOSS PER SHARE
16.	LOSS PER SHARE

The following table sets forth the computation of basic and diluted loss per share for the years indicated:

	Year Ended December 31,
	2019	2020	2021
Net loss attributable to ordinary shareholders	(499,606)	(456,533)	(669,810)
Weighted average number of ordinary shares-basic and diluted	163,671,577	164,786,631	165,866,901
Net loss per ordinary share-basic and diluted	(3.05)	(2.77)	(4.04)

As a result of the Group’s net loss for the three years ended December 31, 2019, 2020 and 2021, share options and restricted share units outstanding in the respective periods were excluded from the calculation of diluted loss per share as their inclusion would have been anti-dilutive.

	As of December 31,
	2019	2020	2021
Share options and restricted share units	9,311,906	9,436,372	8,312,535